UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2008

RESTORATION HARDWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24261	68-0140361
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 Koch Road, Suite J, Corte Madera, California	94925
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 924-1005

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On January 24, 2008, Restoration Hardware, Inc., a Delaware corporation (the “Company”), Home Holdings, LLC, a Delaware limited liability company (“Parent”), and Home Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), entered into a First Amendment (the “Amendment”) to the Agreement and Plan of Merger, dated as of November 8, 2007 (the “Merger Agreement”), by and among the Company, Parent and Merger Sub. Parent and Merger Sub are affiliates of Catterton Partners. Pursuant to the Amendment, all of the outstanding shares of the Company, other than those exchanged by the Rollover Participants (as defined below) who are participating with Catterton Partners in the transaction, will be acquired for a price per share equal to $4.50 in cash.

In connection with the Amendment, each of Gary G. Friedman, the Chairman, President and Chief Executive Officer of the Company, Glenhill Advisors, Palo Alto Investors and Reservoir Capital (the “Rollover Participants”) entered into a letter agreement with Parent pursuant to which the Rollover Participants agreed that the rollover agreements previously entered into with Parent on November 8, 2007, shall remain in full force and effect following the execution of the Amendment (collectively, the “Rollover Consent Letters”). Vardon Capital Management (“Vardon Capital”) also entered into a letter agreement with Parent in connection with the Amendment pursuant to which Vardon Capital agreed that the investment agreement previously entered into with Parent on November 8, 2007, shall remain in full force and effect following the execution of the Amendment (collectively, the “Investment Consent Letter” and, together with the Rollover Consent Letters, the “Participant Letter Agreements”). In addition, concurrently with the execution of the Amendment, each of the Rollover Participants, Vardon Capital and Glenn Krevlin (a director of the Company) entered into amendments to the stockholder voting agreements previously entered into with the Company on November 8, 2007 (the “Voting Agreement Amendments”). Pursuant to the Voting Agreement Amendments, each of the Rollover Participants, Vardon Capital and Glenn Krevlin has agreed to vote for and support the merger with Parent as contemplated in the Merger Agreement, as amended by the Amendment.

In connection with the Amendment, the Company also received aggregate gross proceeds of $25,000,000 from Catterton Partners VI, L.P. and Catterton Partners VI Offshore, L.P., each of which is an affiliate of Catterton Partners, in exchange for the issuance of unsecured promissory notes in the aggregate original principal amount of $25,000,000 (the “Notes”). Concurrently with the issuance of the Notes, the Company entered into (i) a letter agreement with Catterton Management Company, LLC with respect to the payment of an arrangement fee for the extension of credit evidenced by the Notes (the “Fee Letter”) and (ii) letter agreements with each of (a) Parent and Catterton Partners VI, L.P. and (b) Parent and Catterton Partners VI Offshore, L.P. providing that the Notes shall be exchanged for an equity interest in Parent upon the closing of the merger contemplated in the Merger Agreement, as amended by the Amendment (the “Catterton Letter Agreements”).

The Company and The Michaels Furniture Company, Inc., a wholly owned subsidiary of the Company (“Michaels”), also entered into a Subordination Agreement with Bank of America, N.A. and Catterton Partners VI, L.P. and a Subordination Agreement with Bank of America, N.A. and Catterton Partners VI Offshore, L.P., each dated January 24, 2008 (collectively, the “Subordination Agreements”), pursuant to which, among other things, certain of the Company’s obligations under the Notes are expressly subordinated to the Company’s obligations under that certain Eighth Amended and Restated Loan and Security Agreement among Bank of America, N.A., The CIT Group/Business Credit, Inc. and Wells Fargo Retail Finance, LLC (collectively, the “Lenders”), the Company and Michaels, dated as of June 19, 2006, as amended by the First Amendment thereto dated as of April 27, 2007 (the “Credit Agreement”). The Company and Michaels also entered into a letter agreement (the “Lenders Letter Agreement”) with the Lenders, which amends certain terms in the consent letter previously entered by the parties pursuant to which the Lenders waived any event of default under the Credit Agreement that would otherwise arise due to a change of control of the Company resulting from the merger under the Merger Agreement, provided that, among other things, such change of control occurs on or prior to April 30, 2008. The Company and the Lenders have agreed in the Lenders Letter Agreement to, among other things, extend the waiver termination date to June 30, 2008 and amend certain pricing terms in the Credit Agreement effective upon a change of control of the Company.

Copies of the Amendment, the form of the Voting Agreement Amendments, and each of the Notes are attached hereto as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, and are incorporated by reference herein. Copies of the form of the Participant Letter Agreement, the Fee Letter, each of the Catterton Letter Agreements, each of the

Subordination Agreements and the Lenders Letter Agreement are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7, respectively, and are incorporated by reference herein. The foregoing descriptions of the Amendment, the Voting Agreement Amendments, the Notes, the Participant Letter Agreements, the Fee Letter, the Catterton Letter Agreements, the Subordination Agreements and the Lenders Letter Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements attached as exhibits hereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 set forth above.

Item 7.01.	Regulation FD Disclosure.

On January 24, 2008, the Company issued a press release announcing the Amendment and related matters, a copy of which is furnished as Exhibit 99.8 hereto.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Ex. No.	Description
2.1	First Amendment, dated January 24, 2008, to the Agreement and Plan of Merger, dated as of November 8, 2007, by and among Restoration Hardware, Inc., Home Holdings, LLC, and Home Merger Sub, Inc.

10.1	Form of Amendment to Stockholder Voting Agreement entered into by Restoration Hardware, Inc. and each of Gary G. Friedman, Glenhill Advisors, Palo Alto Investors, Reservoir Capital and Vardon Capital dated as of January 24, 2008.

10.2	Subordinated Unsecured PIK Promissory Note dated January 24, 2008 from Restoration Hardware, Inc. to Catterton Partners VI, L.P.

10.3	Subordinated Unsecured PIK Promissory Note dated January 24, 2008 from Restoration Hardware, Inc. to Catterton Partners VI Offshore, L.P.

99.1	Form of Participant Letter Agreement entered into by Home Holdings, LLC and each of Gary G. Friedman, Glenhill Advisors, Glenn Krevlin, Palo Alto Investors, Reservoir Capital and Vardon Capital dated as of January 24, 2008.

99.2	Fee Letter dated January 24, 2008 from Catterton Management Company LLC to Restoration Hardware, Inc.

99.3	Letter Agreement dated January 24, 2008, between Home Holdings, LLC, Catterton Partners VI, L.P. and Restoration Hardware, Inc.

99.4	Letter Agreement dated January 24, 2008, between Home Holdings, LLC, Catterton Partners VI Offshore, L.P. and Restoration Hardware, Inc.

99.5	Subordination Agreement dated as of January 24, 2008 between Restoration Hardware, Inc., The Michaels Furniture Company, Inc., Bank of America, N.A. and Catterton Partners VI, L.P.

99.6	Subordination Agreement dated as of January 24, 2008 between Restoration Hardware, Inc., The Michaels Furniture Company, Inc., Bank of America, N.A. and Catterton Partners VI Offshore, L.P.

99.7	Letter Agreement dated as of January 24, 2008 between Restoration Hardware, Inc., The Michaels Furniture Company, Inc., Bank of America, N.A., The CIT Group/Business Credit, Inc. and Wells Fargo Retail Finance, LLC.

99.8	Press Release of Restoration Hardware, Inc., issued on January 24, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE, INC.

Date: January 24, 2008	By:	/s/ Chris Newman
	Name:	Chris Newman
	Title:	Chief Financial Officer